Investment properties	6 Months Ended
Dec. 31, 2020
Investment properties
Investment properties

15         Investment property

Total
£’000
At 1 July 2020
Cost	32,193
Accumulated depreciation and impairment	(11,366)
Net book amount	20,827
Six months ended 31 December 2020
Opening net book amount	20,827
Depreciation charge	(135)
Closing net book amount	20,692
At 31 December 2020
Cost	32,193
Accumulated depreciation and impairment	(11,501)
Net book amount	20,692

At 1 July 2019
Cost	32,193
Accumulated depreciation and impairment	(7,214)
Net book amount	24,979
Six months ended 31 December 2019
Opening net book amount	24,979
Depreciation charge	(187)
Closing net book amount	24,792
At 31 December 2019
Cost	32,193
Accumulated depreciation and impairment	(7,401)
Net book amount	24,792

Significant estimates – fair value and impairment of investment properties

Investment properties were externally valued as of 30 June 2020 in accordance with the Royal Institution of Chartered Surveyors (“RICS”) Valuation - Global Standards 2017 on the basis of Fair Value (as defined in the Standards). The fair value of investment properties as of 30 June 2020 was £23,065,000. The external valuers noted that the outbreak of COVID-19 has impacted global financial markets. Given the unknown future impact that COVID-19 might have on the real estate market, the external valuers recommend that the Group keep the valuation of these properties under frequent review. As at the valuation date, they consider that they can attach less weight to previous market evidence for comparison purposes, to inform opinions of value. Indeed, the current response to COVID-19 means they are faced with an unprecedented set of circumstances on which to base a judgment. Market activity is being impacted within the out-of-town retail market and valuations are therefore reported on the basis of “material valuation uncertainty” as per VPS 3 and VPGA 10 of the RICS Red Book Global. Consequently, less certainty, and a higher degree of caution, should be attached to the valuations within these sectors of the market than would normally be the case.

For the avoidance of doubt, the inclusion of the “material valuation uncertainty” declaration above does not mean that the valuations cannot be relied upon. Rather the phrase is used in order to be clear and transparent that, in the current extraordinary circumstances, less certainty, and a higher degree of caution, can be attached to the valuation than would otherwise be the case.

Based upon the carrying value of investment properties and the inputs used in the external valuation, management does not expect any further material impairment to investment properties in the next twelve months. Management has considered the carrying amount of investment property as of 31 December 2020 and concluded that, as there are no indicators of impairment, an impairment test is not required.

Fair value of investment property is determined using inputs that are not based on observable market data, consequently the asset is categorized as Level 3.